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                                       FROM: IBS INTERACTIVE, INC.
                                       2 Ridgedale Avenue
                                       Cedar Knolls, NJ  07927
                                       Tel. (973) 285-2600

                                       The MWW Group
                                       Public Relations -  Tel. (201) 507-9500
                                       Contact: Leon Berman:
                                        email: lberman@mww.com
                                       Anthony D. Andora: email: Aandora@mww.com
_______________________________________________________________________________

                                                      FOR IMMEDIATE RELEASE
                                                      ---------------------

           IBS INTERACTIVE ACQUIRES SPECTRUM INFORMATION SYSTEMS, INC.

        Company Expands Turn-Key Solutions Model in Southeast Marketplace


         CEDAR KNOLLS, NJ April 1, 1999 - IBS Interactive, Inc. (Nasdaq: IBSX), a full-service solutions provider of Internet development, Internet connectivity, and Systems and Integration services, announced today that it has acquired Spectrum Information Systems, Inc., a Madison, AL based full-service provider of network and systems integration solutions.

         Nick Loglisci, President and Chief Executive Officer of IBS Interactive said, "The acquisition of Spectrum strengthens our systems integration services significantly and offers us the ability to expand the level of services we offer in the southeast market. Spectrum brings a group of highly trained engineers and technicians to the table and adds clients such as BellSouth Communications, U.S. Gypsum, Trico Steel, Visionland and regional educational and government accounts to the IBS roster."

         Spectrum Information Systems, Inc. offers network and system consultation, implementation, certification and testing. Its group of highly trained engineers and technicians have specialties in fiber optic network communications including ATM and traditional LAN, WAN and MAN solutions.

         "By joining IBS Interactive, our clients and employees will now have access to a broader range of services such as Web development, including e-commerce and IBS Industrial Park, as well as Internet access - all from one company." said, Danny Spencer, President of Spectrum Information Systems. "Spectrum's established presence in the southeast marketplace, combined with IBS' turnkey Internet solutions model, will allow the combined group to quickly expand their value-added services in the region."


                                     -more-
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IBS INTERACTIVE/ADVICOM
2-2

         Spectrum represents IBS Interactive's fourth acquisition in 1999. Since January 1, 1999 IBS has acquired: Renaissance Internet Services; Ez-Net and ADViCOM. IBS has also signed a letter of intent with Millennium OnLine. Spectrum will be integrated into the Company's southeast operations headquartered in Huntsville, AL.

         IBS Interactive provides comprehensive, cost-effective information technology solutions to businesses and organizations with systems development and maintenance needs. Services are designed to enable companies to operate more efficiently by outsourcing their Internet functions, computer networking, maintenance, and technical support. IBS offers Internet Development, Internet Connectivity and Systems and Integration services. Internet Development services include web programming, e-commerce and distance learning. Internet Connectivity services include web-site hosting, leased line services and dial-up and e-mail access. Systems and integration services include network design, implementation and support.

                  IBS' web address is: http://www.interactive.net
                  Spectrum's web address is: http://www.spectrumisi.com
                                      # # #

CERTAIN OF THE ABOVE STATEMENTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. SUCH FORWARD-LOOKING STATEMENTS ARE WITHIN THE MEANINGS OF THAT TERM IN SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES ACT OF 1934, AS AMENDED. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY INCLUDE THE FOLLOWING: BUSINESS CONDITIONS AND GROWTH IN THE STAFFING INDUSTRY AND GENERAL ECONOMY; COMPETITIVE FACTORS, RISKS DUE TO SHIFTS IN MARKET DEMAND; CHANGES IN SERVICE MIX; AND THE RISK FACTORS LISTED FROM TIME TO TIME IN THE COMPANY'S REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AS WELL AS ASSUMPTIONS REGARDING THE FOREGOING. THE WORDS "BELIEVE", "ESTIMATE", "INTEND", "ANTICIPATE", AND SIMILAR EXPRESSIONS AND VARIATIONS THEREOF IDENTIFY CERTAIN OF SUCH FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATES ON WHICH THEY WERE MADE. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, OR OTHERWISE. READERS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND
UNCERTAINTIES, AND THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE INDICATED IN THE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS